Supplement dated January 29, 2004 to
                 The Tax Tamer(r) I and the Tax Tamer(r) II
                  individual variable annuity contracts
               First Investors Life Variable Annuity Fund C
                          (Separate Account C)
               First Investors Life Variable Annuity Fund D
             (Separate Account D) prospectus dated May 1, 2003


As of January 31, 2004, the exchange privilege for Contractowners of Separate Account C is terminated. Accordingly, the paragraph regarding the exchange privilege on page 17 of the Prospectus is deleted.


All defined terms have the same meaning as those in the Prospectus.

You should keep this Supplement with your Prospectus and Contract for future reference.